UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant §240.14a-12

DIGITAL REALTY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

JORDAN SADLER 2323 BRYAN STREET SUITE 1800 DALLAS, TX 75201 Your Vote Counts! DIGITAL REALTY TRUST, INC. 2025 Annual Meeting Vote by June 5, 2025 11:59 PM ET. For shares held in a Plan, vote by June 3, 2025 11:59 PM ET. V72802-P30064 You invested in DIGITAL REALTY TRUST, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 6, 2025 10:00 am CDT DIGITAL REALTY TRUST, INC. 2323 Bryan Street, Suite 1800 Dallas, TX 75201 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. VeraLinn Jamieson For 1b. Kevin J. Kennedy For 1c. William G. LaPerch For 1d. Jean F.H.P. Mandeville For 1e. Afshin Mohebbi For 1f. Mark R. Patterson For 1g. Andrew P. Power For 1h. Mary Hogan Preusse For 1i. Susan Swanezy For 2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025. For 3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers, as more fully described in the accompanying Proxy Statement (Say-on-Pay). For 4. To approve the Company's Amended and Restated Employee Stock Purchase Plan. For 5. A stockholder proposal regarding human right to water, if properly presented. Against NOTE: Such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V72803-P30064